UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 30, 2004

Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)

North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180
(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center Charlotte, North Carolina	28288-0013
(Address of Principal Executive Offices)	(Zip Code)

(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On September 30, 2004, Wachovia Corporation (“Wachovia”) announced that Donald A. McMullen, Jr., the President of Wachovia’s Capital Management Group and an executive officer of Wachovia, will terminate his employment with Wachovia as of December 31, 2004, pursuant to the terms of an Employment Agreement between Mr. McMullen and Wachovia.

In addition, Wachovia announced that David M. Carroll, currently Wachovia’s Senior Executive Vice President and head of Merger Integration and Corporate Marketing, will become the President of Wachovia’s Capital Management Group upon Mr. McMullen’s departure from Wachovia effective January 1, 2005.

Wachovia made the foregoing announcements in a news release issued on September 30, 2004 (the “News Release”). The News Release is being filed as Exhibit (99) to this report and is incorporated by reference herein.

As previously disclosed in Wachovia’s proxy statement for its 2004 annual meeting of stockholders, Mr. McMullen entered into an employment agreement with Wachovia (then known as First Union Corporation) in November 1999. Following the merger between First Union Corporation and the former Wachovia Corporation in September 2001, certain changes to Mr. McMullen’s duties would have entitled him to terminate employment with Wachovia for “good reason” under his employment agreement. As an inducement to retaining Mr. McMullen’s services, Wachovia entered into a new employment agreement with Mr. McMullen in May 2002, which provided for substantially the same terms and conditions as his previous agreement except that it allows Mr. McMullen to terminate employment with Wachovia for any reason during the periods beginning September 1 and ending September 30 in 2002, 2003 and 2004. Mr. McMullen did not exercise his termination right in 2002 or 2003.

Following his termination of employment, Mr. McMullen will be entitled to receive the same amount of benefits that he would have received if he had terminated employment with Wachovia following the merger and the changes to his duties, which would include, among other things, a cash payment equal to $7,689,000. In addition, the non-competition provision of Mr. McMullen’s agreement will not apply following his termination of employment.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

(10)	Employment Agreement, dated as of November 1, 2001, between Donald A. McMullen, Jr. and Wachovia Corporation. (Incorporated by reference to Exhibit (10) to Wachovia’s 2002 Second Quarter Report on Form 10-Q.)

(99)	News Release.

*	*	*

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements relating to the benefits of the proposed merger (the “Merger”) between Wachovia and SouthTrust Corporation (“SouthTrust”), including future financial and operating results, cost savings, enhanced revenues and the accretion or dilution to reported earnings that may be realized from the Merger, (ii) statements relating to the benefits of the retail securities brokerage combination transaction between Wachovia and Prudential Financial, Inc. completed on July 1, 2003 (the “Brokerage Transaction”), including future financial and operating results, cost savings, enhanced revenues and the accretion of reported earnings that may be realized from the Brokerage Transaction, (iii) statements regarding certain of Wachovia’s goals and expectations with respect to earnings, earnings per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iv) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current beliefs and expectations of Wachovia’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond Wachovia’s control).

The following factors, among others, could cause Wachovia’s financial performance to differ materially from that expressed in such forward-looking statements: (1) the risk that the businesses of Wachovia and SouthTrust in connection with the Merger or the businesses of Wachovia and Prudential in connection with the Brokerage Transaction will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger or the Brokerage Transaction may not be fully realized or realized within the expected time frame; (3) revenues following the Merger or the Brokerage Transaction may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger or the Brokerage Transaction, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of Wachovia’s and SouthTrust’s shareholders to approve the Merger; (7) the strength of the United States economy in general and the strength of the local economies in which Wachovia conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on Wachovia’s loan portfolio and allowance for loan losses; (8) the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) inflation, interest rate, market and monetary fluctuations; (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on Wachovia’s capital markets and capital management activities, including, without limitation, Wachovia’s mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; (11) the timely development of competitive new products and services by Wachovia and the acceptance of these products and services by new and existing customers; (12) the willingness of customers to accept third party products marketed by Wachovia; (13) the willingness of customers to substitute competitors’ products and services for Wachovia’s products and services and vice versa; (14) the impact of changes in financial services’ laws and regulations (including laws concerning taxes, banking, securities and insurance); (15) technological changes; (16) changes in consumer spending and saving habits; (17) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger (and any required divestitures related thereto) and the Brokerage Transaction, and the actual restructuring and other expenses related thereto, and the failure to achieve the expected revenue growth and/or expense savings from such corporate restructurings, acquisitions and/or dispositions; (18) the growth and profitability of Wachovia’s non-interest or fee income being less than expected; (19) unanticipated regulatory or judicial proceedings or rulings; (20) the impact of changes in accounting principles; (21) adverse changes in financial performance and/or condition of Wachovia’s borrowers which could impact repayment of such borrowers’ outstanding loans; (22) the impact on Wachovia’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; and (23) Wachovia’s success at managing the risks involved in the foregoing.

Wachovia cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning Wachovia or the Merger or other matters and attributable to Wachovia or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Wachovia does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K.

The proposed Merger will be submitted to Wachovia’s and SouthTrust’s shareholders for their consideration. Stockholders are urged to read the definitive joint proxy statement/prospectus regarding the proposed transaction between Wachovia and SouthTrust and any other relevant documents filed with the SEC because they contain important information. You may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and SouthTrust, at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents at www.wachovia.com under the tab “Inside Wachovia – Investor Relations” and then under the heading “Financial Reports - SEC Filings”. You may also obtain these documents at www.southtrust.com under the tab “About SouthTrust”, then under “Investor Relations” and then under “SEC Documents”. Copies of the joint proxy statement/prospectus and the SEC filings incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-374-6782, or to SouthTrust Corporation, P. O. Box 2554, Birmingham, AL 35290, (205)-254-5187. Additional copies of the joint proxy statement/prospectus may also be obtained by contacting Wachovia’s proxy solicitor, Georgeson Shareholder Communications, toll free at 1-800-255-8670, or SouthTrust’s proxy solicitor, Morrow & Co., Inc., toll free at 1-877-366-1576.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: September 30, 2004	By:	/s/ Robert P. Kelly
	Name:	Robert P. Kelly
	Title:	Senior Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
(10)	Employment Agreement, dated as of November 1, 2001, between Donald A. McMullen, Jr. and Wachovia Corporation. (Incorporated by reference to Exhibit (10) to Wachovia’s 2002 Second Quarter Report on Form 10-Q.)

(99)	The News Release.